            LOGO

                                                                            LOGO

                                                                JANUARY 31, 1997

                                                            CONCORDE FUNDS, INC.
                                                       1500 THREE LINCOLN CENTRE
                                                                5430 LBJ FREEWAY
                                                             DALLAS, TEXAS 75240

                                                       TELEPHONE: (972) 387-8258
                                                              (FUND INFORMATION)

                                            (800) 294-1699 (ACCOUNT INFORMATION)

         CONCORDE FUNDS, INC., (the "FUNDS") is a no load, open-end, diversified management investment company offering shares in two separate mutual funds, each with a different investment objective. Concorde Value Fund seeks to produce long term growth of capital, without exposing capital to undue risk. Concorde Value Fund will invest principally in undervalued common stocks. Concorde Income Fund seeks current income, primarily through investing in a diversified portfolio of income producing securities. Growth of capital is a secondary objective.
--------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                                               CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

       This Prospectus sets forth concisely the information about the FUNDS that prospective investors should know before investing. Please read this Prospectus and retain it for future reference. Additional information about the FUNDS has been filed with the Securities and Exchange Commission in the form of a
           Statement of Additional Information, dated January 31, 1997, which is incorporated by reference in the Prospectus. Copies of the Statement of
Additional Information will be provided without charge upon request to the FUNDS at the above address or telephone number.

                        A MESSAGE FROM THE PRESIDENT OF
                         CONCORDE FINANCIAL CORPORATION

     Concorde Financial Corporation, the investment advisor for Concorde Funds, Inc., serves as investment advisor and financial counsellor to individuals, trusts, and qualified plans. In managing assets, our organization's focus has always been to concentrate on appropriate risk and return. This focus is present in our managing of the assets of Concorde Value Fund, and the newest member of our fund family, Concorde Income Fund.

     CONCORDE VALUE FUND. In managing equity investments, we believe the best investment policy is to buy quality, well-managed companies at a discount to their intrinsic value. We are prepared to hold them for long-term total returns regardless of what the consensus view of the overall stock market's value happens to be.

     CONCORDE INCOME FUND. In managing a diversified income-oriented portfolio, we primarily seek current income but also intend to take advantage of opportunities for capital appreciation and growth of investment income. We believe this can best be achieved by considering traditional income-producing securities as well as securities which provide inducements to participate in the potential growth of an issuer.

     We at Concorde Financial Corporation pledge our commitment to the highest possible standard of professional performance for the benefit of investors in Concorde Value Fund and Concorde Income Fund.


                                         Sincerely
                                         /s/ GARY B. WOOD
                                         Gary B. Wood, Ph.D.
                                         President

EXPENSES

  The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in a FUND, you will bear directly or indirectly. It should not be considered to be a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. "Annual Operating Expenses" for the VALUE FUND are based on actual expenses incurred for the fiscal year ending September 30, 1996. "Annual Operating Expenses" for the INCOME FUND are the annualized operating expenses the INCOME FUND expects to pay during the current fiscal year. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. The hypothetical rate of return for each FUND is not intended to be representative of past or future performance. The INCOME FUND is new and actual operating expenses and investment return may be more or less than those shown:

                        SHAREHOLDER TRANSACTION EXPENSES

                                                              VALUE    INCOME
                                                              FUND      FUND
                                                              -----    ------
Maximum sales load imposed on purchases.....................   None     None
Maximum sales load imposed on dividends.....................   None     None
Deferred sales load.........................................   None     None
Redemption fee..............................................   None*    None*
Exchange fee................................................   None     None

                           ANNUAL OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              VALUE    INCOME
                                                              FUND      FUND
                                                              -----    ------
Management fees.............................................  0.90%    0.70%
12b-1 fees..................................................   None     None
Other expenses (net of reimbursements)......................  0.72%    0.80%(1)
Total fund operating expenses (net of reimbursements).......  1.62%    1.50%(1)

           *  A fee of $10.00 is charged for each wire redemption.
          (1) Other expenses and total fund operating expenses for the Income Fund before reimbursements are estimated to be 2.47% and 3.17%, respectively.

EXAMPLE

                                                              VALUE    INCOME
                                                              FUND      FUND
                                                              -----    ------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the
  end of each time period:

         1 year.............................................  $ 17      $ 15
         3 years............................................  $ 52      $ 48
         5 years............................................  $ 89      $ 82
         10 years...........................................  $193      $180

FINANCIAL HIGHLIGHTS

  The following financial highlights for the VALUE FUND for the periods ended September 30, 1988 through 1996 and for the Income Fund for the period from January 22, 1996 (inception) through September 30, 1996 have been audited by KPMG Peat Marwick LLP, independent certified public accountants. The financial highlights should be read in conjunction with the financial statements and related notes included in the FUNDS' Annual Report to Shareholders.

                              CONCORDE VALUE FUND

                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                    ---------------------------------------------------------------------------------------------
                                     1996      1995      1994      1993       1992        1991        1990       1989      1988*
                                    -------   -------   -------   -------   ---------   ---------   ---------   -------   -------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of
     year.........................   $13.33    $12.28    $13.11    $11.13      $10.51      $ 8.35      $12.61    $11.29    $10.00
                                      -----     -----     -----     -----       -----       -----       -----     -----     -----
   Income (loss) from investment
     operations:
     Net investment income........     0.07      0.06      0.04      0.07        0.16        0.24        0.19      0.16      0.06
     Net realized and unrealized
       gains (losses) on
       investments................     1.73      1.47      0.55      2.05        0.71        2.12       (3.55)     1.32      1.23
                                      -----     -----     -----     -----       -----       -----       -----     -----     -----
       Total from investment
        operations................     1.80      1.53      0.59      2.12        0.87        2.36       (3.36)     1.48      1.29
                                      -----     -----     -----     -----       -----       -----       -----     -----     -----
   Less distributions:
     Dividends from net investment
       income.....................    (0.06)    (0.06)    (0.03)    (0.14)      (0.25)      (0.20)      (0.38)    (0.13)    (0.00)
     Distributions from net
       realized gains.............    (0.12)    (0.42)    (1.39)    (0.00)      (0.00)      (0.00)      (0.52)    (0.03)    (0.00)
                                      -----     -----     -----     -----       -----       -----       -----     -----     -----
       Total from distributions...    (0.18)    (0.48)    (1.42)    (0.14)      (0.25)      (0.20)      (0.90)    (0.16)    (0.00)
                                      -----     -----     -----     -----       -----       -----       -----     -----     -----
   Net asset value, end of year
     (period).....................   $14.95    $13.33    $12.28    $13.11      $11.13      $10.51      $ 8.35    $12.61    $11.29
                                      -----     -----     -----     -----       -----       -----       -----     -----     -----
                                      -----     -----     -----     -----       -----       -----       -----     -----

TOTAL INVESTMENT RETURN...........    13.64%    13.32%     5.04%    19.16%       8.49%      28.79%     -28.04%    13.25%    12.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
 000's)...........................  $12,580   $12,235   $12,003   $12,630     $12,532     $13,649     $11,735   $12,527    $7,416
Ratio of expenses to average net
 assets...........................     1.62%     1.74%     1.69%     1.64%       1.68%       1.78%       1.75%     1.93%     2.13%
Ratio of net investment income to
 average net assets...............     0.53%     0.52%     0.33%     0.54%       1.50%       2.47%       1.88%     1.32%     0.49%
Portfolio turnover rate...........    26.10%    22.42%    75.43%    71.69%      51.69%      25.36%      48.83%    32.34%    13.40%
Average commission rate paid......  $0.0551
Shares outstanding at end of year
 (period).........................  841,293   917,929   977,095   963,554   1,126,309   1,298,530   1,405,070   993,752   657,085

---------------

 * Period from December 4, 1987 (commencement of operations) through September 30, 1988. Total investment return and other ratios are not annualized.

                              CONCORDE INCOME FUND

                                                              JANUARY 22, 1996
                                                                (INCEPTION)
                                                                  THROUGH
                                                               SEPTEMBER 30,
                                                                   1996*
                                                              ----------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period.....................       $10.00
                                                               ----------
   Income (loss) from investment operations:
     Net investment income..................................         0.25
     Net realized and unrealized gains (losses) on
      investments...........................................        (0.18)
                                                               ----------
       Total from investment operations.....................         0.07
                                                               ----------
   Less distributions:
     Dividends from net investment income...................        (0.13)
     Distributions from net realized gains..................         0.00
                                                               ----------
       Total from distributions.............................        (0.13)
                                                               ----------
   Net asset value, end of period...........................        $9.94
                                                               ----------
                                                               ----------
TOTAL INVESTMENT RETURN.....................................        0.71%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's).....................      $ 2,217
   Ratio of expenses to average net assets..................        2.01%
   Ratio of net investment income to average net assets.....        2.51%
   Portfolio turnover rate..................................       29.77%
   Average commission rate paid.............................      $0.1403
   Shares outstanding at end of period......................      223,052

---------------

 * Total investment return and other ratios are not annualized.

WHAT IS CONCORDE FUNDS, INC.?

  Concorde Funds, Inc. (the "FUNDS") is a no-load open-end diversified management investment company registered under the Investment Company Act of 1940. It was incorporated under the laws of Texas on September 21, 1987. On November 21, 1995, the FUNDS' corporate name was changed from Concorde Value Fund, Inc. to Concorde Funds, Inc. and it became a series investment company with two separate series of common stock, each of which is a separate mutual fund, namely, Concorde Value Fund (the "VALUE FUND") and Concorde Income Fund (the "INCOME FUND"). Each FUND is described in this Prospectus in order to help you compare the similarities and differences between the FUNDS so that you can determine which FUND, or whether a combination of the FUNDS, best meets your personal investment objectives. The VALUE FUND is the continuation of the original Concorde Value Fund, Inc. As an open-end investment company the FUNDS obtain their assets by continuously selling their shares to the public. Proceeds from the sale of shares are invested by a FUND in securities of other companies. In this way, the FUND:

- Combines the resources of many investors, with each individual investor having an interest in every one of the securities owned by the FUND;

- Provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries; and

- Furnishes professional portfolio management to select and watch over investments. See "WHO MANAGES THE FUNDS?" for a discussion of the FUNDS' investment advisor.

  A FUND will redeem any of its outstanding shares on demand of the owner at the next determined net asset value of the shares. There are no sales, redemption or Rule 12b-1 distribution charges.

WHAT ARE THE FUNDS' INVESTMENT
OBJECTIVES AND POLICIES?

  VALUE FUND. The VALUE FUND's investment objective is to produce long-term growth of capital, without exposing capital to undue risks. The VALUE FUND will invest principally in undervalued common stocks. The VALUE FUND's investment advisor, Concorde Financial Corporation (the "Advisor"), considers the following valuation criteria, among other considerations, in determining that a common stock is undervalued: (a) price/earnings ratio; (b) price/cash flow ratio; (c) price/intrinsic value ratio; (d) dividend yield; (e) price/sales ratio; or (f) total capitalization/cash flow ratio. When analyzing the above criteria, the Advisor may consider and compare the relative value of a common stock with the following: (a) all common stocks within a particular broad-based universe; (b) all common stocks within a particular company's industry group; or (c) a common stock's own historical valuation history. The Advisor will use its judgment to determine the appropriate combination of valuation criteria, among other factors, in assessing if a common stock is undervalued. By investing in undervalued stocks, the Advisor believes that the VALUE FUND can be in a position to outperform the market while reducing its risk of underperforming the market. However in investing in undervalued stocks there is the risk that improving fundamentals may not be recognized as quickly as anticipated by the Advisor. Therefore, there can be no assurances that the VALUE FUND's investment objective will be achieved or that the VALUE FUND's portfolio will not decline in value.

  In selecting common stocks, the Advisor relies primarily on publicly available information as well as research information supplied by brokerage firms. The Advisor studies the financial statements of the issuer and other issuers in the same industry. No strict formulas are used in determining whether the characteristics of an undervalued stock are present.

  No minimum or maximum percentage of the VALUE FUND's assets is required to be invested in common stocks or any other type of security. During times when a high level of securities prices generally prevails there may be a scarcity of common stocks available that meet the Advisor's investment criteria. At these times the VALUE FUND may invest in preferred stocks, particularly those which are convertible into common stock, fixed-income securities such as U.S. Treasury Bonds and investment grade, nonconvertible corporate bonds and debentures. Additionally, investments in nonconvertible preferred stocks and debt securities may be made during times when there is perceived to be a potential for growth of capital (i.e., during periods of declining interest rates when the market value of such securities generally increases). The VALUE FUND will limit its investments in nonconvertible corporate bonds and debentures to those which have been assigned one of the highest four ratings of either Standard & Poor's Corporation (AAA, AA, A and BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A and Baa). A description of the foregoing ratings is set forth in the Statement of Additional Information under the caption "Description of Bond Ratings."

  INCOME FUND. The INCOME FUND'S primary investment objective is to produce current income. Growth of capital is a secondary objective and will be sought only when compatible with the primary objective. The INCOME FUND will attempt to achieve its investment objectives by investing primarily in a diversified portfolio of U.S. dollar denominated investment grade debt securities selected for their income characteristics relative to the risk involved. The INCOME FUND intends to invest between 20% and 50% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities ranging from two to ten years. The balance of the portfolio will be invested in other approved securities as the Advisor determines according to market conditions including the following: dividend paying common stocks (including common stocks of real estate investment trusts and royalty trusts); preferred stocks; convertible securities; corporate debt securities, including commercial paper; mortgage and other asset backed securities; U.S. bank obligations, including banker's acceptances and certificates of deposit; repurchase agreements; U.S. state and local government securities; foreign securities; and exchange-traded master limited partnerships. During periods of rising interest rates, a greater percentage of the INCOME FUND'S assets may be invested in securities that are less sensitive to interest rate changes.

  The INCOME FUND's principal objective is to obtain current income. However, unlike funds investing solely for income, the INCOME FUND intends also to take advantage of opportunities for modest capital appreciation and growth of investment income. The INCOME FUND may purchase securities which are convertible into, or exchangeable for, common stock when the Advisor believes they offer the potential for higher total return than nonconvertible securities. It may also purchase income securities that carry warrants or common stock purchase rights attached as an added inducement to participate in the potential growth of an issuer.

  The INCOME FUND has adopted an investment policy pursuant to which it will not purchase securities of any issuer if such purchase would at that time cause more than 20% of the value of the INCOME FUND'S assets to be invested in securities rated less than investment grade. Investment grade securities are (i) corporate bonds, debentures or notes rated at least BBB by Standard & Poor's Corporation ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") at the time of acquisition; and (ii) any type of unrated debt security that the Advisor determines at the time of acquisition to be of a quality comparable to the foregoing. If a security held by the INCOME FUND falls below a Baa rating by Moody's or a BBB rating by S&P, the INCOME FUND will consider all circumstances deemed relevant in determining whether to hold the security. Securities rated BBB by S&P or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. A description of the foregoing ratings is set forth in the Statement of Additional Information.

  The INCOME FUND may invest up to 20% of its assets in securities that are rated below investment grade. The INCOME FUND, however, will not invest in any securities rated lower than B at the time of purchase. Investments in high yield securities (i.e., less than investment grade), while producing greater income and opportunity for gain than investments in higher rated securities, entail relatively greater risk of loss of income or principal. Lower grade obligations are commonly referred to as "Junk Bonds". Market prices of high yield, lower grade obligations may fluctuate more than market prices of higher rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates. For further information about securities rated below investment grade, see "May the Funds Engage in Other Investment Practices -- Low Rated Securities."

  The values of the securities held by the INCOME FUND are subject to price fluctuations resulting from various factors, including rising or declining interest rates ("market risks") and the ability of the issuers of such investments to make scheduled interest and principal payments ("financial risks"). The Advisor attempts to minimize these risks when selecting investments by taking into account interest rates, terms and marketability of obligations, as well as the capitalization, earnings, liquidity and other indicators of the issuer's financial condition.

  The INCOME FUND may invest in zero coupon U.S. government and corporate debt securities which do not pay current interest, but are purchased at a discount from their face value. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. The INCOME FUND may also invest in closed-end investment companies, restricted securities, covered call options on common stock, warrants, put bonds and variable rate securities. See "May the Funds Engage In Other Investment Practices" for a discussion of other investment restrictions and practices.

  The FUNDS' investment objectives and the foregoing investment policies are not fundamental and the FUNDS' Board of Directors may change the investment objectives and such policies without shareholder approval. A change in a FUND'S investment objective may result in the FUND having an investment objective different from the investment objective which a shareholder considered appropriate at the time of investment in the FUND.

DO THE FUNDS HAVE ANY INVESTMENT LIMITATIONS OR STRATEGIES DESIGNED TO REDUCE RISK?

  Each FUND has adopted certain investment limitations designed to reduce its exposure to risk of loss of capital. The FUNDS will not purchase securities on margin; participate in a joint-trading account; sell securities short; buy, sell or write put or call options, except for hedging purposes as described in the following section, or engage in futures trading. The

FUNDS are subject to additional investment limitations as follows:

- Neither FUND will purchase more than 10% of the voting securities of any issuer.

- Neither FUND will invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years.*

- Neither FUND will purchase the securities of any issuer if such purchase would cause more than 5% of the value of the FUND's total assets to be invested in the securities of any one issuer, exclusive of U.S. Government Securities.

- The VALUE FUND will not invest more than 5% of its net assets in warrants.

- Neither FUND will invest more than 25% of its assets in any one industry.

- The VALUE FUND will not lend money (except by purchasing publicly distributed debt securities) or lend its portfolio securities.

- Neither FUND will borrow money except from a bank and only for temporary or emergency purposes, and in no event in excess of 5% of the value of its total assets, or pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the FUND's net assets.

  The investment limitations described above are discussed in further detail in the Statement of Additional Information. Except as discussed below, these investment limitations and others set forth in the Statement of Additional Information are fundamental policies and may be changed only with the approval of the shareholders of the appropriate FUND as described in the Statement of Additional Information. The Restriction marked with an asterisk (*) above is not a fundamental policy for the INCOME FUND. Non-fundamental investment policies may be changed without shareholder approval.

MAY THE FUNDS ENGAGE IN OTHER INVESTMENT PRACTICES?

  In order to achieve their investment objectives, the FUNDS may engage in the following investment practices in addition to those previously discussed.

  PORTFOLIO LENDING. In order to realize additional income, the INCOME FUND may lend its portfolio securities to unaffiliated persons who are deemed to be creditworthy (principally to broker/dealers). The loans must be secured continuously by cash collateral or U.S. government securities maintained on a current basis in an amount at least equal to the market value, determined daily, of the securities loaned. Cash collateral will be invested in money market instruments. During the existence of the loan, the INCOME FUND will continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with the collateral, either of which type of interest may be shared with the borrower. The INCOME FUND will have the right to call the loan and obtain the securities loaned at any time on three days' notice, including the right to call the loan to enable the INCOME FUND to vote the securities. Such loans may not exceed 10% of the net assets of the INCOME FUND.

  PORTFOLIO TURNOVER. Consistent with the FUNDS' investment objectives, the Advisor will not engage in trading for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The VALUE FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued. The Advisor is prepared to hold stocks for several years or longer, if necessary. The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of a FUND, even if the same security has only recently been sold. In selling a given security, the Advisor keeps in mind that (i) profits from sales of securities held less than three months must be limited in order to meet the requirements of Subchapter M of the Internal Revenue Code; and (ii) profits from sales of securities are taxable to certain shareholders. Subject to those considerations, a FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the applicable FUND's objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and each of the FUND's annual portfolio turnover rate may vary from year to year.

  It is expected that the VALUE FUND usually will have an annual portfolio turnover rate of less than 75% and the INCOME FUND usually will have an annual portfolio turnover rate of 50%, although the annual portfolio turnover rate of each FUND may vary widely from year to year depending upon market conditions. The annual portfolio turnover rate indicates changes in a FUND's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.

  High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUNDS. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.

  REPURCHASE AGREEMENTS AND OTHER SHORT-TERM INVESTMENTS. Each of the FUNDS may enter into repurchase agreements with banks or certain non-bank broker/dealers. In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the FUND's money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The FUND's risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the FUND could experience a loss. The FUNDS' Board of Directors has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.

  In addition, each of the FUNDS may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the Advisor to be of comparable quality. Each of the FUNDS may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000. The FUNDS will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay potential redemption requests. However, when investing for temporary defensive purposes, up to 100% of a FUND's assets may be invested in such securities.

  ILLIQUID SECURITIES. The INCOME FUND may invest up to 15% of its net assets in illiquid securities, which may include restricted securities, repurchase agreements maturing in more than seven days and other securities that are not readily marketable. Securities eligible to be resold to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid by the INCOME FUND in accordance with guidelines approved by the FUNDS' Board of Directors. Such guidelines take into account trading ability for such securities, any contractual restrictions and the availability of reliable pricing information, among other factors. Investing in Rule 144A securities could have the effect of increasing the level of the INCOME FUND's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Risks associated with illiquid securities include the potential inability of the INCOME FUND to promptly sell a portfolio security after its decision to sell and, with respect to illiquid restricted securities, the INCOME FUND may be required to pay all or a part of the registration expenses to sell the restricted security. For further information about illiquid securities, see the Statement of Additional Information.

  LOW-RATED SECURITIES. The INCOME FUND may invest up to 20% of its assets in securities that are rated below investment grade (i.e., rated lower than BBB by S&P or Baa by Moody's) or in unrated securities judged by the Advisor to be of comparable quality. The INCOME FUND, however, will not invest in any securities rated lower than B at the time of purchase. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca and C are regarded by S&P and Moody's, respectively, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest. For Moody's, Ba indicates the lowest degree of speculation and C the highest. For additional information on the ratings used by S&P and Moody's and a description of low-rated securities, see the Statement of Additional Information.

  Low-rated securities generally offer a higher yield than that available from higher-rated securities. However, low-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for low-rated securities has expanded rapidly in recent years.

  The market for low-rated securities is generally thinner and less active than that for higher quality securities, which would limit the INCOME FUND's ability to sell such securities at fair value in response to changes in the economy or the financial markets. While such securities may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions. The Advisor will seek to reduce the risks associated with investing in such securities by limiting the INCOME FUND's holdings in such securities and by the depth of its own credit analysis. For additional information about the risks of investing in low-rated securities, see the Statement of Additional Information.

  MORTGAGE-BACKED SECURITIES. The INCOME FUND may invest in mortgage-backed securities. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities are subject to prepayment risks in addition to market risks and financial risks.

  Mortgage-backed securities include guaranteed government agency mortgage-backed securities, which represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  Mortgaged-backed securities also include collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities, and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Securities issued by entities other than governmental entities may offer a higher yield but also may be subject to greater price fluctuations than securities issued by governmental entities.

  The INCOME FUND does not intend to invest in those mortgage-backed securities, such as certain classes of CMOs and other types of mortgage pass-through securities, which are designed to be highly sensitive to changes in prepayment and interest rates and can subject the shareholder to extreme reductions of yield and loss of principal.

  ASSET-BACKED SECURITIES. The INCOME FUND may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets, primarily credit card and automobile receivables. Other types of asset-backed securities may be developed in the future. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.

  FOREIGN SECURITIES. The FUNDS may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. Each FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated. The INCOME FUND may invest up to 10% and the VALUE FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. A FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a FUND's foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a FUND's income without providing a tax credit for the FUND's shareholders. Although the FUNDS intend to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

  MUNICIPAL SECURITIES. The INCOME FUND may invest up to 5% of its net assets in debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain intrastate agencies and certain territories of the United States. The INCOME FUND may invest in both taxable and federal income tax-exempt municipal securities.

  SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES. The FUNDS may invest up to 10% of their net assets in shares of registered investment companies. The FUNDS will not purchase or otherwise acquire shares of any registered investment company (except as part of a plan of merger, consolidation or reorganization approved by the shareholders of the FUNDS) if (a) the FUND and its affiliated persons would own more than 3% of any class of securities of such registered company; or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company.

  Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests. By investing indirectly through a FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests. An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company's shares.

  HEDGING INSTRUMENTS. Although the INCOME FUND does not presently intend to do so, the FUNDS may purchase stock index put options to hedge against a loss in its stock portfolio caused by a general decline in the stock market. If the index declines over the life of the option contract, the put option becomes more valuable and the FUND will enter into a closing contract. The realized gain would offset the presumed unrealized loss in the FUND's portfolio. If the market rises over the life of the option contract, the option will become worthless and expire unexercised. In such event the FUND's loss on the option contract will be limited to the premium paid.

  The FUNDS may write (i.e., sell) covered call options and purchase call options to close out previously written call options but only if (i) the investments to which the call relates are common stock or other securities that have equity characteristics; and (ii) the calls are listed on a domestic securities exchange or quoted on the Nasdaq Stock Market. For a call to be "covered," either (a) the FUND must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration, or for an additional consideration held as set forth in (b), upon conversion or exchange of other securities held in its portfolio; or (b) the FUND must maintain in a segregated account cash or liquid securities adequate to purchase the securities, in each case until the FUND enters into a closing purchase transaction as to that call.

WHAT REPORTS WILL I RECEIVE?

  As a shareholder of the FUNDS you will be provided at least semi-annually with a report showing each FUND's portfolio and other information. Annually, after the close of the FUNDS' September 30 fiscal year, you will be provided with an annual report containing audited financial statements.

  An individual account statement will be sent to you by Firstar Trust Company after each purchase, including reinvestment of dividends, or redemption of shares of a FUND. You will also receive an annual statement after the end of the calendar year listing all your transactions in FUND shares during the year.

  If you have questions about your account, you may call Firstar Trust Company at (800) 294-1699. If you have general questions about the FUNDS or want more information, you may call us at (972) 387-8258 or write to us at CONCORDE FUNDS, INC., 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240,
Attention: Corporate Secretary.

WHO MANAGES THE FUNDS?

  As a Texas corporation, the business and affairs of the FUNDS are managed by its Board of Directors. Each FUND has entered into an investment advisory agreement (the "Agreement") with the Advisor, Concorde Financial Corporation, 1500 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, under which the Advisor furnishes continuous investment advisory services and management to the FUNDS. The Advisor was formed in 1981 as an investment advisor, and since then has advised private accounts. Gary B. Wood, Ph.D., has been President of the Advisor since its inception, and the FUNDS' President and Senior Manager of the management team which has advised the FUNDS since inception. The management team for the VALUE FUND currently is comprised of Dr. Wood and three analysts, Dennis R. Beall, Elizabeth L. Foster and John A. Stetter. Dennis R. Beall is a Portfolio Manager with the Advisor and has been a mergers and acquisitions and investment analyst with the Advisor since 1988. Elizabeth L. Foster, FUND Secretary, is a Portfolio Manager with the Advisor and has been an investment analyst with the Advisor since 1984. John A. Stetter has been a Portfolio Manager with the Advisor since 1994. From 1988 until 1994, he was the President of his own investment advisory firm. The management team for the INCOME FUND currently is comprised of Dr. Wood and John A. Stetter. The Advisor is controlled by Gary B. Wood, Ph.D.

  The Advisor supervises and manages the investment portfolio of each of the FUNDS and, subject to such policies as the Board of Directors of the FUNDS may determine, directs the purchase or sale of investment securities in the day-to-day management of the FUNDS. Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUNDS, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUNDS and maintaining its organization; bears all sales and promotional expenses of the FUNDS, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all officers and directors of the FUNDS (except the fees paid to disinterested directors as such term is defined under the Investment Company Act of 1940). For the foregoing, the Advisor receives a monthly fee at the annual rate of 0.9% of the daily net assets of the VALUE FUND and 0.7% of the daily net assets of the INCOME FUND. The rate of the annual advisory fee for the VALUE FUND is higher than that paid by most mutual funds. The Advisor may voluntarily waive all or any portion of the advisory fees otherwise payable by the INCOME FUND. Such a waiver may be terminated at any time in the Advisor's discretion.

HOW IS A FUND'S SHARE PRICE
DETERMINED?

  The net asset value (or "price") per share of each FUND is determined by dividing the total value of the FUND's investments and other assets less any liabilities, by the number of outstanding shares of the FUND. The net asset value per share is determined once daily on each day that the New York Stock Exchange is open, as of the close of regular trading on the Exchange (normally 3:00 P.M. Central time). Purchase orders for FUND shares accepted or FUND shares tendered for redemption prior to the close of regular trading on a day the New York Stock Exchange is open for trading will be valued as of the close of trading, and purchase orders accepted and FUND shares tendered for redemption after that time will be valued as of the close of regular trading on the next trading day.

  Portfolio securities that are listed on a national securities exchange or quoted on the Nasdaq Stock Market are valued at the last sale price on the day the valuation is made, or if not traded on the valuation date, the most recent bid price. Other securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Options purchased or written by the FUNDS are valued at the closing current bid price, when available. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

HOW DO I OPEN AN ACCOUNT AND PURCHASE SHARES?

  BY MAIL. Please complete and sign the New Account Application form included with this Prospectus and send it, together with your check or money order ($500 minimum for each FUND), made payable to Concorde Funds, Inc., to: CONCORDE FUNDS, INC., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Note: A different procedure is used for establishing Individual Retirement Accounts ($500 minimum) and other retirement plans ($500 minimum). Please call (972) 387-8258 for details. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. Firstar Trust Company will charge a $20 fee against a shareholder's account for any check returned to it for insufficient funds. The shareholder will also be responsible for any losses suffered by the FUNDS as a result.

  BY OVERNIGHT OR EXPRESS MAIL. Please use the following address to insure proper delivery: Firstar Trust Company, Mutual Fund Services, 3rd Floor, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

  BY WIRE. To establish a new account by wire please first call Firstar Trust Company, (800) 294-1699, to advise it of the investment and the dollar amount. This will ensure prompt and accurate handling of your investment. A completed New Account Application form must also be sent to the FUNDS at the address above immediately after your investment is made so the necessary remaining information can be recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:

     Firstar Bank Milwaukee, Wisconsin
     ABA Number 075000022
     For credit to Firstar Trust M.F.S.
     Account Number 112-952-137
     For further credit to Concorde Funds, Inc.
     (Your account name and account number)

  ADDITIONAL INVESTMENTS. You may add to your account at any time by purchasing shares by mail (minimum $100) or by wire (minimum $500) according to the aforementioned wiring instructions. You must notify Firstar Trust Company at
(800) 294-1699 prior to sending your wire. A remittance form which is attached to your individual account statement should accompany any investments made through the mail, when possible. All purchase requests must include your account registration number in order to assure that your funds are credited properly.

  As a no-load mutual fund, there are no sales commissions, so all of your investment is used to purchase shares. All shares purchased will be credited to your account and confirmed by a statement mailed to your address. The FUNDS do not issue stock certificates for shares purchased. You may also invest in the FUNDS by purchasing shares through a registered broker-dealer, who may charge you a fee, either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the FUNDS or the Advisor. The FUNDS may accept telephone orders from broker-dealers who have been previously approved by the FUNDS. It is the responsibility of the registered broker-dealer to promptly remit purchase and redemption orders to Firstar Trust Company.

  ALL APPLICATIONS ARE SUBJECT TO ACCEPTANCE BY THE FUNDS, AND ARE NOT BINDING UNTIL SO ACCEPTED. THE FUNDS DO NOT ACCEPT TELEPHONE ORDERS FOR PURCHASE OF SHARES AND RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. The minimum purchase amounts set forth above are subject to change at any time and may be waived for purchases by the Advisor's employees and their family members. Shareholders will be advised at least 30 days in advance of any increases in such minimum amounts and the FUNDS' prospectus will be appropriately supplemented. Applications without Social Security or Tax Identification numbers will not be accepted.

HOW DO I SELL MY SHARES?

  At any time during normal business hours you may request the FUNDS to redeem your shares in whole or in part. Written redemption requests must be directed to CONCORDE FUNDS, INC., c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If a redemption request is inadvertently sent to the FUNDS at its corporate address, it will be forwarded to Firstar Trust Company, but the effective date of redemption will be delayed until the request is received by Firstar Trust Company. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be honored.

  A redemption request must be received in "Good Order" by Firstar Trust Company for the request to be processed. "Good Order" means the request for redemption must include:

- Your letter of instruction specifying the name of the FUND and either the number of shares or the dollar amount of shares to be redeemed. The letter of instruction must be signed by all registered shareholders exactly as the shares are registered and must include your account registration number and the additional requirements listed below that apply to the particular account.

TYPE OF REGISTRATION           REQUIREMENTS
Individual, Joint Tenants,     Redemption request signed
Sole Proprietorship,           by all person(s) required
Custodial (Uniform Gift to     to sign for the account,
Minors Act), General Partners  exactly as it is
                               registered.

Corporations, Associations     Redemption request and a
                               corporate resolution,
                               signed by person(s)
                               required to sign for the
                               account, accompanied by
                               signature guarantee(s).

TYPE OF REGISTRATION           REQUIREMENTS
Trusts                         Redemption request signed
                               by the trustee(s) with a
                               signature guarantee. (If
                               the Trustee's name is not
                               registered on the
                               account, a copy of the
                               trust document certified
                               within the last 60 days
                               is also required).

- Signature guarantees if proceeds of redemption are to be sent by wire transfer, to a person other than the registered holder, to an address other than the address of record, and if a redemption request includes a change of address within 15 days of request. Transfers of shares also require signature guarantees. Signature guarantees may be obtained from any commercial bank or trust company in the United States or a member of the New York Stock Exchange and some savings and loan associations.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact, in advance, Firstar Trust Company.

  The redemption price per share for each FUND is the next determined net asset value after Firstar Trust Company receives a redemption request in "Good Order". The amount paid will depend on the market value of the investments in the appropriate FUND's portfolio at the time of determination of net asset value, and may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be mailed to you typically within one or two days, but no later than the seventh day after receipt by Firstar Trust Company of the redemption request in "Good Order" unless a FUND is requested to redeem shares for which it may not yet have received good payment (e.g. cash, bank money order or certified check on a U.S. bank.) In such event the FUND may delay the mailing of a redemption check until such time as it has assured itself that good payment for the purchase price of the shares has been collected. (It will normally take up to 3 days to clear local personal or corporate checks and up to 7 days to clear other personal and corporate checks.) Wire transfers may be arranged through Firstar Trust Company who will assess a $10.00 wiring charge against your account.

  You may redeem shares of the FUNDS by telephone. To redeem shares by telephone, you must check the appropriate box on the New Account Application as the FUNDS do not make this feature available to shareholders automatically. Once this feature has been requested, you may redeem shares by phoning Firstar Trust Company at 1-800-294-1699 or 1-414-765-4124 and giving the account name, account number and either the number of shares or the dollar amount to be redeemed. For your protection, you may be asked to give the social security number or tax identification number listed on the account as further verification. Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of Firstar Trust Company. Telephone redemptions must be in amounts of $1,000 or more. If the proceeds are sent by wire, a $10.00 wire fee will apply.

  In order to arrange for telephone redemptions after a FUND account has been opened or to change the bank, account or address designated to receive redemption proceeds, you must send a written request to Firstar Trust Company. The request must be signed by each registered holder of the account with the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

  The FUNDS reserve the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares of the FUNDS by telephone may be modified or terminated by the FUNDS at any time. Neither the FUNDS nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions which they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring you to provide some form of personal identification prior to acting upon your telephone instructions and recording all telephone calls.

  You should be aware that during periods of substantial economic or market change, telephone or wire redemptions may be difficult to implement. If you are unable to contact Firstar Trust Company by telephone, you may redeem shares by delivering the redemption request to Firstar Trust Company by mail as described above.

  The FUNDS reserve the right to redeem the shares held in any account if at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account falls below $250. You will be notified in writing that the value of your account is less than the minimum and allowed at least 60 days to make an additional investment. The receipt of proceeds from the redemption of shares held in an Individual Retirement Account will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. Involuntary redemptions will not be made because the value of shares in an account falls below $250 solely because of a decline in a FUND's net asset value.

  Your right to redeem shares of the FUNDS will be suspended and your right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for a FUND to dispose of its securities or fairly to determine the value of its net assets.

MAY SHAREHOLDERS EXCHANGE SHARES?

  You may exchange your shares for shares in the other FUND at any time. The registration of the account from which the exchange is being made and the amount to which the exchange is made must be identical. State securities laws may restrict your ability to make exchanges.

  Exchange requests are subject to a $500 minimum, except for telephone exchanges which are subject to a $1,000 minimum. The value to be exchanged and the price of the shares being purchased will be the net asset value next determined after receipt of instructions for the exchange. AN EXCHANGE FROM ONE FUND TO ANOTHER IS TREATED THE SAME AS AN ORDINARY SALE AND PURCHASE FOR FEDERAL INCOME TAX PURPOSES AND YOU WILL REALIZE A CAPITAL GAIN OR LOSS. THIS IS NOT A TAX-FREE EXCHANGE. There are no fees charged on exchange requests. Exchange requests should be directed to Firstar Trust Company. The FUNDS reserve the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect. The responsibility of the FUNDS and Firstar Trust Company for the authenticity of telephone exchange instructions is limited as described under "How Do I Sell My Shares."

WHAT ABOUT DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES?

  Each FUND intends normally to distribute substantially all of its net investment income and net realized capital gains to its shareholders so as to avoid paying income tax on its net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income or net realized capital gains. The INCOME FUND will pay dividends quarterly. The record date for such dividends normally will be in March, June, September and December. The record date for the VALUE FUND's dividends normally will be in December.

  For federal income tax purposes, distributions by the FUNDS, whether invested by you in additional shares or received by you in cash, will be taxable to you as either ordinary income or capital gains. You will be notified annually as to the federal tax status of dividends and distributions, including the eligibility of dividends for the dividends received deduction for corporations.

  In addition to federal taxes, you may also be subject to state and local taxes, depending on the laws of your home state and locality.

MAY SHAREHOLDERS REINVEST DIVIDENDS?

  You may elect to have all dividends and capital gains distributions reinvested or paid in cash. Please refer to the share purchase application form accompanying this Prospectus for further information. If you do not specify an election, all dividends and capital gains distributions will automatically be reinvested in full and fractional shares of the appropriate FUND calculated to the nearest 1,000th of a share. Shares are purchased at the net asset value in effect on the business day after the dividend record date and are credited to your account on the dividend payment date. Cash dividends are also paid on such date. You will be advised of the number of shares purchased and the price following each reinvestment. An election to reinvest or receive dividends and distributions in cash will apply to all shares of the FUND registered in your name, including those previously purchased.

  You may change an election at any time by notifying the FUNDS in writing. If such a notice is received between a dividend declaration date and payment date, it will become effective on the day following the payment date. The FUNDS may modify or terminate its dividend reinvestment program at any time on thirty days' notice to participants.

WHAT RETIREMENT PLANS DO THE FUNDS OFFER?

  The FUNDS offer the following retirement plans that may fit your needs and allow you to shelter some of your income from taxes:

- INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individual shareholders may establish their own tax-sheltered IRA. Earnings on amounts held in the IRA are not taxed until withdrawal.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP/IRA). The SEP/IRA is a pension plan in which the employer contributes to an IRA. The SEP/IRA is also available to self-employed individuals.

- RETIREMENT PLANS. The plans, including both a profit-sharing plan and a pension plan, are available for use by sole proprietors, partnerships and corporations.

- 403(B)(7) PLAN. The 403(b)(7) plan is available for use by employees of certain educational, non-profit hospital and charitable corporations.

- 401(K) PLAN. The 401(k) plan is a cash or deferred arrangement profit-sharing plan available to employers of all sizes to benefit their employees.

  Contact the FUNDS for complete information kits, including forms, concerning the above plans, their benefits, provisions and fees. Consultation with a competent financial and tax advisor regarding these plans is recommended.

WHAT ABOUT BROKERAGE TRANSACTIONS?

  Each Agreement authorizes the Advisor to select the brokers or dealers that will execute the purchases and sales of the FUNDS' portfolio securities. In placing purchase and sale orders for the FUNDS, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

  Each Agreement permits the Advisor to cause the FUNDS to pay a broker which provides brokerage and research services to the Advisor a commission for effecting securities transactions in excess of the amount another broker would have charged for executing the transaction, provided the Advisor believes this to be in the best interests of the FUNDS. Although the FUNDS do not intend to market shares through intermediary broker-dealers, the FUNDS may place portfolio orders with broker-dealers who recommend the purchase of shares to clients if the Advisor believes the commissions and transaction quality are comparable to that available from other brokers and allocate portfolio brokerage on that basis.

GENERAL INFORMATION ABOUT THE FUNDS

  DESCRIPTION OF SHARES AND VOTING RIGHTS. The FUNDS' authorized capital consists of a single class of 30,000,000 shares of Common Stock, $1.00 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate FUND. Each share of a FUND represents an equal proportionate interest in that FUND. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the FUNDS' Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. The shares are redeemable and are transferable. All shares issued and sold by the FUNDS will be fully paid and non-assessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares.

  The Board of Directors may classify or reclassify any unissued shares of the FUNDS and may designate or redesignate the name of any outstanding series of shares of the FUNDS. As a general matter, shares are voted in the aggregate and not by series, except where voting by series would be required by Texas law or the Investment Company Act of 1940 (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any series of the FUNDS' shares, together with all income, earnings, profits and proceeds thereof, belong to that series and will be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the FUNDS in the proportion that the total net assets of the series bear to the total net assets of all series of the FUNDS' shares. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series and dividends may be paid on shares of any series of Common Stock only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the FUNDS, the holders of each series will be entitled out of the assets of the FUNDS available for distribution, to the assets belonging to that series.

  CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. Firstar Trust Company, Milwaukee, Wisconsin, is the custodian for all securities and cash of the FUNDS and serves as the FUNDS' transfer and dividend disbursing agent.

WHAT HAS BEEN THE FUNDS' PERFORMANCE?

  PERFORMANCE INFORMATION.

  The FUNDS may provide performance data from time to time in advertisements, reports to shareholders and other communications with shareholders.

  FUND performance may be shown by presenting one or more performance measurements, including "average annual total return", "total return", "cumulative total return" and "yield."

  Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a FUND for the stated period, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a FUND during a specified period. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects a FUND's performance over a stated period of time.

  A FUND's yield is a measure of the net investment income per share earned by the FUND over a specified one-month period expressed as a percentage of the maximum offering price of the FUND's shares at the end of the period. Yield is an annualized figure, which means that it is assumed that the FUND generates the same level of net investment income over a one-year period. Net investment income is assumed to be compounded semiannually when it is annualized.

  The FUNDS may also compare their performance to other mutual funds with similar investment objectives and to the industry as a whole as reported by Lipper Analytical Services, Inc., Morningstar OnDisc, Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal, (Lipper Analytical Services, Inc. and Morningstar OnDisc are independent ranking services that rank mutual funds based upon total return performance.) The FUNDS may also compare their performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's/Barra Value Index, the Consumer Price Index and the Lehman Brothers Intermediate Government/Corporate Index.

  The calculations in the graphs displayed below assume reinvestment of all dividends and reflect the effect of all recurring fees.

                             Concorde Value Fund
                            Performance Comparison
                 9/30/96 Value of $10,000 invested on 12/4/87


                                   [GRAPH]



                  Dec. 87    Sep. 88    Sep. 89    Sep. 90    Sep. 91    Sep. 92    Sep. 93    Sep. 94    Sep. 95    Sep. 96
                  -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
S&P 500           10,761     12,173     16,190     14,693     19,274     21,405     24,183     25,075     32,520     39,119
Concorde Value     9,800     11,291     12,787      9,203     11,852     12,857     15,324     16,098     18,243     20,737


                         Average Annual Total Return


                12 months                               12.64
                 3 years                                10.57
                 5 years                                11.84
                Since inception                          9.61


  MANAGEMENT'S DISCUSSION OF VALUE FUND PERFORMANCE. The VALUE FUND's total return of 13.64% during the twelve-month period ended September 30, 1996, compares favorably to total returns of 10.87% for the Wilshire Mid-Cap Value Index and 11.44% for the S&P Barra Value Index. For the same period, the S&P 500 recorded a total return of 20.29%, while the NASDAQ Composite Index rose 17.56% and the Russell 2000 rose 13.19%.

  The VALUE FUND generated positive returns during each of the four fiscal year quarters. Positive contributions came from stocks in the energy and natural resources (Total ADR, Potash Corporation), financial services (American Travellers Corporation, Delphi Financial Group, State Street Boston), health care (Johnson & Johnson, Merck, US Healthcare) and retail (Younkers, Inc.) industries. The energy sector benefited from rising oil and gas prices, a pickup in worldwide exploration activity and increasing expectations of industry growth over the next several years. Financial services, particularly brokerage and insurance firms, benefited from a generally positive interest rate and capital markets environment. In addition, American Travellers Corporation and Younkers, Inc., were targets of industry takeover activity and contributed significantly to the VALUE FUND's fiscal year performance. Health care stocks responded positively to outstanding near term earnings results and expectations for continued growth in the future.

  Some industry groups did not perform as well: consumer durables (O'Sullivan Industries, Sun Coast Industries), transportation (Southwest Airlines), technology (Texas Instruments, Teradyne, LTX Corporation) and utilities (Destec Energy). Underperformance was generally the result of individual company earnings or operating performance rather than industry-wide weakness. Semiconductor and technology stocks were an exception because of the 1996 industry slowdown exceeding most expectations. Other individual stocks contributing to sub-par performance included Alcan Aluminum, Cyprus AMAX Minerals, Superior Industries, Tandycrafts, and Tele-Communications, Inc.

  The graph displayed above shows that the VALUE FUND's performance since December 4, 1987 (inception) has lagged the performance of the S&P 500, a broad-based market index. More recently, the VALUE FUND has performed more in line with the S&P 500 Index and selected value indices. The graph below shows total return performance for the three-year period from September 30, 1991 to September 30, 1996 for the VALUE FUND, the S&P 500, the S&P/Barra Value Index, and the Wilshire Mid Cap Value Index. As the graph indicates, the FUND's three-year performance compares more favorably to the value indices than to the S&P 500. The S&P 500 is an index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE (New York Stock Exchange), and they tend to be larger-cap stocks. The stocks in the VALUE FUND's portfolio are small-, medium- and large-capitalization, and the FUND is currently considered a medium capitalization fund. As a result, its stocks more closely match the stocks in these selected value indices, based on capitalization and other factors which the Advisor uses to determine that an individual stock is undervalued. (See "WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES?").

                             Concorde Value Fund
                            Performance Comparison
                 9/30/96 Value of $10,000 Invested on 9/30/93

                                   [GRAPH]


                                Sept. 93        Sept. 94        Sept. 95        Sept. 96
                                --------        --------        --------        --------
Concorde Value                  10,000.00       10,505.00       11,905.00       13,532.00
Wilshire MidCap Value           10,000.00        9,769.00       12,341.00       13,682.00
Barra Value                     10,000.00       10,243.00       12,755.00       14,627.00
S&P 500                         10,000.00       10,369.00       13,447.00       16,170.00


  The S&P 500 is an index representing the aggregate market value of the common equity of 500 stocks primarily traded on the NYSE (New York Stock Exchange), and they tend to be larger-cap stocks.

  The S&P Barra Value Index is constructed by dividing the stocks in the S&P 500 Index according to their price-to-book ratios. The index contains firms with lower price-to-book ratios and has 50% of the capitalization of the S&P 500 Index. Although the Index is created based on price-to-book ratios, the companies in the Index generally have these characteristics as well: low price-to-earnings ratios, high dividend yields, and low historical and predicted earnings growth. Because of these characteristics, the S&P Barra Value Index has had higher weights in the Energy, Utility, and Financial sectors than the S&P
500. Companies in these sectors tend to have betas less than 1.00 with respect to the S&P 500; consequently, the beta of the S&P Barra Value Index has ranged between 0.85 and 1.00 since 1975.

  The Wilshire Mid-Cap Value Index is comprised of securities that (a) fall between the 501st and 1250th largest companies in the Wilshire 5000, an index of all actively traded common stocks in the United States, and (b) that fit Wilshire Asset Management's value stock characteristics. Those characteristics include a high dividend yield, lower, stable earnings growth, low return on equity, low price/book ratio, low price/earnings ratio and low beta.


                         Average Annual Total Return

                 1 year                                 13.84
                 3 years                                10.61
                 5 years                                11.54
                 Since inception                         6.61%


                             CONCORDE INCOME FUND
                            PERFORMANCE COMPARISON
                 9/30/96 Value of $10,000 Invested on 1/22/96

                                   [GRAPH]

                         1/22 96    Jan. 96    Feb. 96   Mar. 96   Apr. 96   May 96    June 96    Jul. 96     Aug. 96    Sep. 96
                         -------    -------    -------   -------   -------   ------    -------    -------     -------    -------
Lehman Bros Intermediate
  Gov/Corp Index         10,000.00  10,112.00  9,993.69  9,942.72  9,907.92  9,900.00  10,004.00  10,034.00   10,042.00  10,182.00

Concorde Income          10,000.00  10,020.00  9,900.00  9,900.00  9,939.00  9,770.00   9,888.00   9,790.00    9,890.00  10,071.00


  The Lehman Brothers Intermediate Government/Corporate Index contains a group of bonds with maturities between 1.00 and 9.99 years. The group is a subset of approximately 4,000 publicly issued corporate and U.S. Government debt rated BAA or better, and each issue has at least $100 million par amount outstanding.

                         Average Annual Total Return

                 1 year                                 n/a
                 3 years                                n/a
                 Since inception                        0.71%


  MANAGEMENT'S DISCUSSION OF INCOME FUND PERFORMANCE. The INCOME FUND initiated operations on January 22, 1996 and utilized its flexible income approach to gradually become fully invested by the end of the fiscal year. The first dividend of $0.13 per share was declared and distributed in late September, with quarterly dividend distributions anticipated in the future. Total return for the period from inception through September 30, 1996, was 0.71%, compared to the Lehman Brothers Intermediate Government/Corporate Index, which posted a total return of 1.83% for the same period. The US Treasury and Agency securities in the INCOME FUND turned in slightly negative total returns, while the equity-oriented securities in the portfolio recorded gains resulting in total positive performance for the entire portfolio.

  The INCOME FUND has the flexibility to emphasize various income-oriented asset classes. After interest rates rose through July 1996, the Advisor concluded that the bond market offered greater value than equity-oriented income securities, and the portfolio was adjusted accordingly by emphasizing the fixed income portion. As it turns out, the equity market continued to outperform the bond market into the third quarter. Despite its underweighting, the equity portion of the portfolio performed well as the stock market continued to rise.

  Fixed income securities held during the period consisted primarily of US Treasury and Agency Notes and corporate preferred stocks. As the INCOME FUND became more fully invested over time, the average maturity of the bond positions was lengthened to approximately 6.7 years at September 30, 1996, indicating a moderately bullish approach to the bond market. Preferred stocks, which typically move in line with the fixed income market, turned in a positive total return, primarily because of their high dividends.

  Equities, which include income-producing common and convertible preferred stocks, provided significant total returns as the effect of the positive equity market environment outweighed the effect of interest rate movements. Although individual returns varied, financial and real estate issues were responsible for the majority of the total equity return of the portfolio. Of particular note, Bankers Trust, Capstead Mortgage and First Industrial Realty recorded gains while Hanson PLC, ARCO Exchangeable Notes and GTE Corporation incurred losses.

DIRECTORS OF THE FUND

JOHN R. BRADFORD, Ph.D.
Vice President of Development of Compliance Services Group, Inc.

GILBERT F. HARTWELL
Chairman of the Board of Hartwell's Office World, Inc.

JOHN H. WILSON
President of U.S. Equity Corporation

GARY B. WOOD, Ph.D.
President, Treasurer and a director of Concorde Financial Corporation and Concorde Capital Corporation; Chairman of the Board and a director of OmniMed Corporation and International Hospital Corporation

OFFICERS OF THE FUND

GARY B. WOOD, Ph.D.
President and Treasurer

ELIZABETH L. FOSTER
Secretary

CUSTODIAN, TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Firstar Trust Company
Mutual Fund Services, 3rd Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

KPMG Peat Marwick LLP
200 Crescent Court
Suite 300
Dallas, Texas 75201

LEGAL COUNSEL

Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE

Individual Retirement Account ("IRA")
Simplified Employee Pension Plan ("SEP/IRA")
Defined Contribution Retirement Plans
  (Profit Sharing Plan and Pension Plan for sole proprietors, partnerships and corporations)
Section 401(k) Plan
Section 403(b)(7) Plan
Dividend Reinvestment Plan

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                               Table of Contents

                                           PAGE NO.
                                        ---------------
A MESSAGE FROM THE PRESIDENT
  OF CONCORDE FINANCIAL CORPORATION...               ii
EXPENSES..............................                1
FINANCIAL HIGHLIGHTS..................                2
WHAT IS CONCORDE FUNDS, INC.? ........                3
WHAT ARE THE FUNDS' INVESTMENT
  OBJECTIVES AND POLICIES?............                3
DO THE FUNDS HAVE ANY INVESTMENT
  LIMITATIONS OR STRATEGIES DESIGNED
  TO REDUCE RISK?.....................                5
MAY THE FUNDS ENGAGE IN OTHER
  INVESTMENT PRACTICES?...............                6
WHAT REPORTS WILL I RECEIVE?..........               10
WHO MANAGES THE FUNDS?................               11
HOW IS A FUND'S SHARE PRICE
  DETERMINED?.........................               11
HOW DO I OPEN AN ACCOUNT AND PURCHASE
  SHARES?.............................               12
HOW DO I SELL MY SHARES?..............               13
MAY SHAREHOLDERS EXCHANGE SHARES?.....               15
WHAT ABOUT DIVIDENDS, CAPITAL GAINS
  DISTRIBUTIONS AND TAXES?............               15
MAY SHAREHOLDERS REINVEST
  DIVIDENDS?..........................               16
WHAT RETIREMENT PLANS DO THE FUNDS
  OFFER?..............................               16
WHAT ABOUT BROKERAGE TRANSACTIONS?....               16
GENERAL INFORMATION ABOUT THE FUNDS...               17
WHAT HAS BEEN THE FUNDS'
  PERFORMANCE?........................               17

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated January 31, 1997, and, if given or made, such information or representation may not be relied upon as having been authorized by Concorde Funds, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                                       LOGO
                             APPLICATION AND PROSPECTUS

                                    Dallas, Texas
                                  January 31, 1997

LOGO                                             NEW ACCOUNT APPLICATION
                                                 PLEASE MAIL IN THE ENCLOSED RETURN ENVELOPE TO:
                                                 CONCORDE FUNDS, C/O FIRSTAR TRUST COMPANY
                                                 POST OFFICE BOX 701, MILWAUKEE, WISCONSIN 53201-0701

NEW ACCOUNT REGISTRATION (PLEASE TYPE OR PRINT)

Note: Do not use this application for IRAs, SEPs or if establishing one of the Fund's prototype retirement plans. Please call 1-800-294-1699 or

     1-972-387-8258 for the appropriate application.


--------------------------------------------------------------------------------
Owner (Individual, Corporation, Partnership, Trust)     Social Security/Taxpayer
I.D. Number

--------------------------------------------------------------------------------
Co-Owner* (if any)                          Social Security/Taxpayer I.D. Number

--------------------------------------------------------------------------------
Mailing Address (Individuals should provide their residence address)

                                                              (      )
--------------------------------------------------------------------------------
City                    State              Zip Code           Daytime Phone

*Indicate nature of co-ownership:

    [ ] Community Property (No Right of Survivorship)

    [ ] Joint Tenants with Rights of Survivorship

    [ ] Tenants in Common

    [ ] Other (Please specify):
                               -------------------------------------------------

Any registration in the names of two or more co-owners will be without right of survivorship, unless otherwise specified. Shares may be registered in the name of a custodian for a minor under applicable state law. In such cases, the name of the state should be indicated, and the taxpayer identification or social security number should be that of the minor. Shares registered in the name of a trust should also identify the name(s) of Trustee(s) and Trust date.

INITIAL INVESTMENT (MINIMUM $500)

Please establish my account in [ ] Concorde Value Fund [ ] Concorde Income Fund. (Share certificates will not issued.)

[ ] By Check:  I have enclosed a check made payable to Concorde Value
               Fund or Concorde Income Fund for $
                                                 ----------------------

[ ] By Wire:   $ ------------------------------------------------------
               Amount

                --------------------------------------------------------
                Date of Wire

    A. Call 1-800-294-1699 to insure proper credit
    B. Complete and return this application
    C. Wire your investment through any Federal Reserve bank, as follows:
     Firstar Bank Milwaukee, Wisconsin ABA Number 075000022
     For credit to Firstar Trust M.F.S. Account Number 112-952-137
     For further credit to Concorde Funds,
                                          --------------------------------------
                                          (Your Account Name)

ELECTION REGARDING DISTRIBUTIONS

If no option is checked, all distributions will be reinvested.

[ ] I would like all distributions to be reinvested in my account.

[ ] I would like dividends to be paid in cash and capital gains reinvested.

[ ] I would like all distributions to be paid to me in cash.

TELEPHONE REDEMPTION (OPTIONAL)

[ ] Permits the redemption of a minimum of $1,000. The proceeds will be mailed to the address above or deposited to your bank account.

  ------------------------------------------------------------------------------
  Name on Bank Account

  ------------------------------------------------------------------------------
  Bank Name                                     Account Number

  ------------------------------------------------------------------------------
  Bank Address

  To ensure proper crediting to your bank account, please attach a deposit slip for the accounts shown above.

* A $10.00 fee will be applied to any redemption when the proceeds are wired.

SIGNATURE AND CERTIFICATION

I have received and read the Prospectus for Concorde Funds, Inc., ("Fund"). I understand the Fund's investment objectives and policies and agree to be bound by the terms of the Prospectus. I am of legal age in my state of residence and have full authority to purchase shares of the Fund and to establish and use any related privileges.

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

--------------------------------------------------------------------------------
Signature of Individual                                   Date

--------------------------------------------------------------------------------
Signature of Joint Owner                                  Date

--------------------------------------------------------------------------------
Signature of Authorized Officers, Partners,               Date
Trustees or Others